December 21, 2000

Dear Fellow Shareholders:

     The Meehan Focus Fund's results from its inception (December 10, 1999) through its first fiscal year-end (October 31, 2000) are shown below with comparable results for leading market indexes:

December 10, 1999 -          Meehan                 S&P
October 31, 2000             Focus Fund             500           NASDAQ
----------------------       ----------            -----          ------

                                 3.97%             1.88%         (6.79%)

     We certainly have been through a most volatile period. After our first three months, our Fund had declined by more than 14% while the technology laden NASDAQ had risen more than 24%. Since then our Fund has fully recovered and moved into positive territory while NASDAQ has sustained major losses. We are pleased that our Fund, after all expenses, continues to outperform the major indexes, including dividends for the indexes.

     Six months ago, in our semi-annual report, we noted "our belief that serious money is rotating out of companies with no earnings and will be invested in companies with solid earnings and strong franchises," and this appears to have occurred throughout the Fall of 2000. In that same letter we noted that "many dot.com companies with no earnings have been significantly overpriced," and many of those companies have lost 70%, 80%, even 90% of their value since March 2000. In the future, we believe that investors are likely to invest in companies with real earnings and strong prospects for increased earnings which could result in the stocks we own becoming even more valuable.

     Our  Fund  stayed  fully   invested   throughout   the  year;  we  are  not
market-timers. During the entire period, the Fund had no redemptions by shareholders (except to pay small IRA fees) which allows the Fund to operate more efficiently and is consistent with the Fund's goals to achieve long-term capital appreciation for its shareholders. We also were able to manage our few sales of portfolio securities this year so that there are no capital gains to distribute at the end of the year, although the Fund has unrealized capital gains. The Fund will distribute its net dividend income, after Fund expenses, which will occur during the last week in December 2000 and is likely to be in the range of $.07 per share.

December 21, 2000
Page 2

     This volatile year has reaffirmed our view that value investing makes good sense. This does not mean that our Fund will not purchase technology; it simply means that such companies must be purchased at reasonable prices based on earnings and prospects for growth. Our Fund owns some technology companies now and expects to own more in the future. For example, our Fund purchased Intel in December 1999 at a reasonable price - before the explosive run-up in early 2000
- and we continue to hold the stock. Although our Fund will be affected by market turmoil, we believe that our portfolio has less risk than stocks in general and technology stocks in particular.

     In short, we continue to believe that purchasing stocks with solid earnings at attractive prices not only should produce long-term appreciation of capital but also should reduce the risk of loss of capital. Our goal is to have strong absolute and relative performance over the long-term, and we believe we are positioned to do that.

PORTFOLIO REVIEW

     At the end of the fiscal year, our Fund held twenty-nine positions and over 92% of the Fund's assets was invested in twenty-five stocks. Consistent with our philosophy of focusing our investments more heavily in companies we believe have the best prospects for long-term capital growth, the Fund's top ten holdings at fiscal year-end represented more than 53% of the Fund. Eight of our top ten holdings showed gains, and the net gains from these holdings more than offset our losses in other stocks. In addition, we believe in the long-term prospects for some of the stocks with losses. Our top ten holdings and their percentage of the Fund at fiscal year-end were:

                   Company                           % of Fund
                   -------                           ---------
               1.  Berkshire Hathaway                  8.12%
               2.  Progressive Corp.                   6.90%
               3.  Catellus Dev. Corp.                 5.89%
               4.  MONY, Inc.                          5.03%
               5.  Goodyear Tire*                      5.01%
               6.  Freddie Mac                         4.82%
               7.  Burlington Northern Santa Fe        4.50%
               8.  Fleetwood Enterprises, Inc.*        4.43%
               9.  Kaufman & Broad Home Corp.          4.33%
               10. Goodrich B F Co.                    4.15%

*These two holdings are the only holdings in our top ten which show a loss; the other eight all showed gains.

December 21, 2000
Page 3

     In our semi-annual report, we discussed Berkshire Hathaway, Goodyear Tire and Progressive Corp. which were then our three largest holdings. Since then, Berkshire and Progressive have continued to perform well and are two of the Funds most successful investments. On the other hand, Goodyear's price has declined significantly not only because of external events adversely affecting the tire industry overall, including the Firestone problems and the oil price increases which increased the cost to produce tires, but also because of internal management problems which are being dealt with. We expect Goodyear to perform better over the long-term. In the meantime, it continues to pay more than a 6% dividend as we wait for this to occur.

Brief Discussion of Three of Our Larger Holdings
------------------- ----------------------------

                          CATELLUS - MONY - FREDDIE MAC

     These three stocks were among the stocks we purchased on the Fund's first day of operation, and we have continued to purchase additional shares as the Fund has grown over the past year.

Below we show the average purchase price per share, the market price as of October 31 and the percentage increase in the price in the shares purchased during the past fiscal year as compared with the fiscal year-end price.

                        Average Cost       October 31, 2000
                        per Share          Market Price         Percent Increase

     Catellus                $12.96             $18.19                    40%

     MONY                    $27.91             $41.13                    47%

     Freddie Mac             $46.86             $60.00                    28%

     Catellus is a diversified real estate company with a large portfolio of unimproved land and rental properties. Catellus develops office buildings, commercial business parks, residential property and mixed use sites. Its net income increased 31% through the first nine months ending September 30, 2000. Catellus is well-managed and has a number of major projects approved for development in the San Francisco and Silicon Valley and has been successful in pre-leasing its projects. We believe Catellus will continue to produce robust growth in its earnings and cash flow.

     MONY is engaged in the business of providing life insurance, annuity, and investment products to high-income individuals. For the nine months ending
September 30, 2000, its revenues increased 22% and its net income, before special items, rose 85%. We expect this

December 21, 2000
Page 4

company which is selling at its book value, while many of its peers sell at significantly higher than book, will be able to continue to increase its sales and earnings. Its current price earnings ratio is under 7, and we believe that the market eventually will reward MONY with a higher P/E, and, therefore, an even higher stock price. We consider this stock an excellent long-term hold.

     Freddie Mac is in the business of securitizing mortgages that it has purchased and then resells them to investors. Freddie Mac because of its special status with the government has had its stock price affected by the political situation in Washington. However, it now appears unlikely that its status will change in the immediate future which is good news for investors in Freddie Mac. Its return on equity is excellent, and it appears to have the ability to produce solid earnings growth in a variety of interest rate scenarios. Freddie Mac is a solid, steady performer. We have been very pleased with its performance over the past year, despite the fact it decreased more than 23% from the Fund's original purchase price in December 1999 to early March 2000 at the peak of the dot.com mania. As investors have changed their focus and begun investing in companies with real earnings and prospects for solid growth in earnings, our Freddie Mac stock performed very well. Superior long-term performance requires patience.

Conclusion
----------

     We are pleased that in this difficult market, we had a positive return through the end of our initial fiscal year since we, along with you, are investors in the Fund. We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success in the future. Our website (Meehanfocusfund.com) is up and running, and we regularly post our Net Asset Value on it, and you can access it at your convenience.

                                        Sincerely yours,

                                        Thomas P. Meehan
                                        President and Portfolio Manager
TPM/cim

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------
                                                         Number        Market
                                                        of Shares       Value
--------------------------------------------------------------------------------
COMMON STOCK -- 99.93%
AEROSPACE -- 4.16%
Goodrich, (B. F.), Co.                                   10,100    $    413,469
                                                                   ------------

APPLIANCES -- 2.64%
Maytag Corp.                                              9,200         263,350
                                                                   ------------

BUILDING -- 10.91%
Fleetwood Enterprises, Inc.                              33,500         441,781
Kaufman and Broad Home Corp.                             14,500         431,375
USG Corp.                                                12,525         213,708
                                                                   ------------
                                                                      1,086,864
                                                                   ------------

COMPUTER HARDWARE & ELECTRONIC EQUIPMENT -- 13.21%
Hubbell, Inc.                                            17,000         406,937
Intel Corp.                                               3,600         162,000
Micros Systems, Inc.                                     16,000         316,000
Vishay Intertechnology, Inc.                              6,000         180,000
Seagate Technology, Inc.*                                 3,600         251,550
                                                                   ------------
                                                                      1,316,487
                                                                   ------------

COMMERCIAL SERVICES -- 1.81%
Cendant Corp.*                                           15,000         180,000
                                                                   ------------

CONSULTING -- 1.52%
American Management Systems, Inc.*                        7,000         151,375
                                                                   ------------

CONSUMER PRODUCTS -- 5.23%
Nabisco Group Holdings Corp.                             11,000         317,625
Saks Holdings, Inc.*                                     20,000         203,750
                                                                   ------------
                                                                        521,375
                                                                   ------------

DIVERSIFIED CONGLOMERATES -- 11.62%
Berkshire Hathaway, Inc. Cl B*                              385         809,655
Illinois Tool Works, Inc.                                 4,650         258,366
Tenneco, Inc.                                            20,800          89,700
                                                                   ------------
                                                                      1,157,721
                                                                   ------------

FINANCIAL SERVICES -- 8.22%
Federal Home Loan Mortgage Corp.                          8,000         480,000
First Union Corp.                                        11,200         339,500
                                                                   ------------
                                                                        819,500
                                                                   ------------

FOREST & PAPER PRODUCTS -- 3.68%
International Paper Co.                                  10,000         366,250
                                                                   ------------

HOTELS -- 1.57%
Hilton Hotels Corp.                                      16,500         156,750
                                                                   ------------

INSURANCE -- 11.94%
MONY Group, Inc.                                         12,200         501,725
Progressive Corp.                                         7,000         687,750
                                                                   ------------
                                                                      1,189,475
                                                                   ------------

MEDICAL PRODUCTS -- 3.03%
Boston Scientific Corp.*                                 18,950         302,016
                                                                   ------------

REAL ESTATE -- 5.89%
Catellus Development Corp.*                              32,300         587,456
                                                                   ------------

RUBBER -- 5.01%
Goodyear Tire & Rubber Co.                               27,000         499,500
                                                                   ------------

TELECOMMUNICATIONS -- 4.99%
A T & T Corp.                                             7,500         173,906
Verizon Communications                                    5,600         323,750
                                                                   ------------
                                                                        497,656
                                                                   ------------

TRANSPORTATION -- 4.50%
Burlington Northern Railroad Co.                         16,900         448,906
                                                                   ------------


      TOTAL COMMON STOCK (Cost $9,580,126)            9,958,150
                                                                   ------------

MISCELLANEOUS ASSETS -- 0.09%
Evergreen Money Market Trust  CL Y (Cost $8,743)          8,743           8,743
                                                                   ------------

     TOTAL INVESTMENTS (Cost $9,588,869) -- (100.02%)                 9,966,893

Liabilities in Excess of Other Assets -- (0.02)%                         (1,453)
                                                                   ------------

NET ASSETS -- 100.00%                                              $  9,965,440
                                                                   ============

* Non-income producing investment.

                        See notes to financial statements

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified
       cost $9,588,869) (note 1)                                   $  9,966,893
     Receivables:
         Dividends and interest                                          10,093
                                                                   ------------
                Total assets                                          9,976,986
                                                                   ------------

LIABILITIES:
     Payables:
         Due to Advisor (Note 4)                                         11,546
                                                                   ------------
                Total liabilities                                        11,546
                                                                   ------------

NET ASSETS                                                         $  9,965,440
                                                                   ============

NET ASSETS CONSIST OF:
         Common stock (100,000,000 shares of $.0001 par value
            authorized, 799,470 shares outstanding) (note 2)       $         80
         Additional capital paid-in                                   9,546,739
         Undistributed net investment income                             40,963
         Accumulated net realized loss on investments                      (366)
         Net unrealized appreciation on investments                     378,024
                                                                   ------------

Net Assets, for 799,470 shares outstanding                         $  9,965,440
                                                                   ============

Net Asset Value, offering and redemption price per share           $      12.47
                                                                   ============

                       See notes to financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Period Ended October 31, 2000*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                      $      9,357
     Dividends                                                          132,203
                                                                   ------------
         Total investment income                                        141,560
                                                                   ------------

EXPENSES:
     Investment advisory fees (note 4)                                   66,626
     Service fees (note 4)                                               33,313
                                                                   ------------
          Total expensess                                                99,939
                                                                   ------------

     Net investment income                                               41,621
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                      (366)
     Net change in unrealized appreciation on investments               378,024
                                                                   ------------
                                                                        377,658
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    419,279
                                                                   ============

* The Meehan Focus Fund commenced operations on December 10, 1999.

                       See notes to financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended October 31, 2000*
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS
Operations:
     Net investment income                                         $     41,621
     Net realized loss on investments                                      (366)
     Net change in unrealized appreciation on investments               378,024
                                                                   ------------
Net increase in net assets resulting from operations                    419,279
                                                                   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (658)
                                                                   ------------

Increase in net assets from Fund share transactions (note 2)          9,446,819
                                                                   ------------

Increase in net assets                                                9,865,440

NET ASSETS:
     Beginning of period                                                100,000
                                                                   ------------
     End of period**                                               $  9,965,440
                                                                   ============

* The Meehan Focus Fund commenced operations on December 10, 1999. ** Including undistributed net investment income of $40,963.

                       See notes to financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout the Period)

                                                                For the Period
                                                                     Ended
                                                               October 31, 2000*
                                                                  ------------
Net Asset Value, Beginning of Period                              $      12.00
                                                                  ------------

Investment Operations:
     Net investment income                                                0.06
     Net realized and unrealized gain on
        investments                                                       0.42
                                                                  ------------
          Total from investment operations                                0.48
                                                                  ------------

Distributions:
     From net investment income                                          (0.01)
                                                                  ------------
          Total distributions                                            (0.01)
                                                                  ------------

Net Asset Value, End of Period                                    $      12.47
                                                                  ============

Total Return                                                             3.97% 1

Ratios/Supplemental Data
     Net assets, end of period (in 000's)                         $      9,965
     Ratio of expenses to average net assets                             1.50% 2
     Ratio of net investment income
       to average net assets                                             0.62% 2
     Portfolio turnover rate                                            20.57%

1 Not Annualized
2 Annualized
* The Meehan Focus Fund commenced operations on December 10, 1999.

                       See notes to financial statements.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Meehan Mutual Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on September 3, 1999, and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Edgemoor Capital Management, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(continued)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended October 31, 2000 were as follows:

                                                   Shares         Amount
                                                ------------   ------------
     Sold ...................................        791,084   $  9,446,161
     Reinvestments ..........................             53            658
                                                ------------   ------------

     Net Increase ...........................        791,137   $  9,446,819
                                                ============   ============

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended October 31, 2000, were as follows:

     Purchases ............................................      11,132,591

     Sales ................................................       1,552,099

     At October 31, 2000, unrealized appreciation of investments for tax purposes was as follows:

     Appreciation ..........................................   $ 1,509,782
     Depreciation ..........................................    (1,131,758)
                                                               -----------

     Net appreciation on investments .......................   $   378,024
                                                               ===========

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2000

3.   INVESTMENT TRANSACTIONS- (continued)

     At October 31, 2000, the cost of investments for federal income tax purposes was $9,588,869.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended October 31, 2000, the Advisor received fees of $66,626.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the period ended October 31, 2000 the advisor received fees of $33,313.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as the principal underwriter of the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through December 31, 2000.

     One of the directors and officers of the Fund is a director and officer of the Advisor.

MEEHAN FOCUS FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Meehan Mutual Funds, Inc.
Washington, D.C.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments, as of October 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the Meehan Focus Fund as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania                           Tait, Weller & Baker
November 15, 2000